RBB Bancorp

NASDAQ: RBB

2025 Fourth Quarter Earnings Results

January 26, 2026

Disclosure Statement

RBB BANCORP

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include the words "believes," "expects," "anticipates," "estimates," "forecasts," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions or future or conditional verbs such as "may," "will," "should," "would" and "could" and the negative of these terms and similar words, although some forward-looking statements may be expressed differently. Forward-looking statements also include, but are not limited to, statements regarding plans, objectives, expectations or consequences of announced transactions, known trends and statements about future performance, operations, products and services of RBB Bancorp ("RBB" or the "Company") and its subsidiaries.

Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements relating to the Company's current business plans and expectations and our future financial position and operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance and/or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, the effectiveness of the Company's internal control over financial reporting and disclosure controls and procedures; the potential for additional material weaknesses in the Company's internal controls over financial reporting or other potential control deficiencies of which the Company is not currently aware or which have not been detected; business and economic conditions generally and in the financial services industry, nationally and within our current and future geographic markets, including the tight labor market, ineffective management of the United States ("U.S.") federal budget or debt or turbulence or uncertainly in domestic or foreign financial markets; the strength of the U.S. economy in general and the strength of the local economies in which we conduct operations; adverse developments in the banking industry highlighted by high-profile bank failures and the potential impact of such developments on customer confidence, liquidity and regulatory responses to these developments; federal government shutdowns and uncertainty regarding the federal government's debt limit; possible additional provisions for credit losses and charge-offs; credit risks of lending activities and deterioration in asset or credit quality; extensive laws and regulations and supervision that we are subject to, including potential supervisory action by bank supervisory authorities; compliance with the Bank Secrecy Act and other money laundering statutes and regulations; potential goodwill impairment; liquidity risk; failure to comply with debt covenants; fluctuations in interest rates; risks associated with acquisitions and the expansion of our business into new markets; inflation and deflation; real estate market conditions and the value of real estate collateral; the effects of having concentrations in our loan portfolio, including commercial real estate and the risks of geographic and industry concentrations; environmental liabilities; our ability to compete with larger competitors; our ability to retain key personnel; successful management of reputational risk; severe weather, natural disasters, earthquakes, fires, including direct and indirect costs and impacts on clients; or other adverse external events could harm our business; geopolitical conditions, including acts or threats of terrorism, actions taken by the U.S. or other governments in response to acts or threats of terrorism and/or military conflicts, including the conflicts between Russia and Ukraine, in the Middle East, and increasing tensions between China and Taiwan, which could impact business and economic conditions in the U.S. and abroad; tariffs, trade policies, and related tensions, which could impact our clients, specific industry sectors, and/or broader economic conditions and financial market; public health crises and pandemics, and their effects on the economic and business environments in which we operate, including our credit quality and business operations, as well as the impact on general economic and financial market conditions; general economic or business conditions in Asia, and other regions where the Bank has operations; failures, interruptions, or security breaches of our information systems; climate change, including any enhanced regulatory, compliance, credit and reputational risks and costs; cybersecurity threats and the cost of defending against them; our ability to adapt our systems to the expanding use of technology in banking; risk management processes and strategies; adverse results in legal proceedings; the impact of regulatory enforcement actions, if any; certain provisions in our charter and bylaws that may affect acquisition of the Company; changes in tax laws and regulations; the impact of governmental efforts to restructure the U.S. financial regulatory system and increased costs of compliance and other risks associated with changes in regulation, including any amendments to the Dodd-Frank Wall Street Reform and Consumer Protection Act; the impact of changes in the Federal Deposit Insurance Corporation ("FDIC") insurance assessment rate and the rules and regulations related to the calculation of the FDIC insurance assessments; the effect of changes in accounting policies and practices or accounting standards, as may be adopted from time-to-time by bank regulatory agencies, the SEC, the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters; fluctuations in the Company's stock price; restrictions on dividends and other distributions by laws and regulations and by our regulators and our capital structure; our ability to raise additional capital, if needed, and the potential resulting dilution of interests of holders of our common stock; the soundness of other financial institutions; our ongoing relations with our various federal and state regulators, including the SEC, FDIC, FRB and California Department of Financial Protection and Innovation; our success at managing the risks involved in the foregoing items and all other factors set forth in the Company's public reports, including its Annual Report as filed under Form 10-K for the year ended December 31, 2024, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law. Any statements about future operating results, such as those concerning accretion and dilution to the Company's earnings or shareholders, are for illustrative purposes only, are not forecasts, and actual results may differ.

There can be no assurance that other factors not currently anticipated by us will not materially and adversely affect our business, financial condition and results of operations. You are cautioned not to place undue reliance on our forward looking statements, which reflect management's analysis and expectations only as of the date of such statements. Forward looking statements speak only as of the date they are made, and we do not intend, and undertake no obligation, to publicly revise or update forward looking statements, whether as a result of new information, future events or otherwise, except as required by federal securities law.

Non-GAAP Financial Measures

Certain financial information in this presentation has not been prepared in accordance with U.S. generally accepted accounting principles ("GAAP") and is presented on a non-GAAP basis. Investors should refer to the reconciliations included in this presentation and should consider the Company's non-GAAP measures in addition to, not as a substitute for or superior to, measures prepared in accordance with GAAP. These measures may not be comparable to similarly titled measures used by other companies.

4th Quarter 2025 | Financial Highlights

RBB BANCORP

($ in thousands, except per share data)	4Q24	3Q25	4Q25	QoQ	YoY
Earnings & Profitability					
Diluted Earnings Per Share (EPS)	$ 0.25	$ 0.59	$ 0.59	$ -	$ 0.34
Net Interest Income	$ 25,977	$ 29,277	$ 29,508	0.8%	13.6%
Net Income	$ 4,385	$ 10,148	$ 10,177	0.3%	132.1%
Pre-Tax Pre-Provision (PTPP) Income[1]	$ 11,057	$ 13,887	$ 13,350	-3.9%	20.7%
Net Interest Margin (NIM)	2.76%	2.98%	2.99%	1 bps	23 bps
Efficiency Ratio	61.48%	57.36%	58.69%	133 bps	-279 bps
Return on Average Assets[2]	0.44%	0.97%	0.96%	-1 bps	52 bps
Return on Tangible Common Equity[1][2]	3.98%	9.16%	9.05%	-11 bps	507 bps
Balance Sheet & Capital					
Gross Loans Held for Investment (HFI)[3]	$ 3,053,230	$ 3,302,577	$ 3,314,301	1.4%	8.6%
Total Deposits[3]	$ 3,083,789	$ 3,366,497	$ 3,350,398	-1.9%	8.6%
Common Equity Tier 1 (CET1) Ratio	17.94%	17.28%	17.49%	21 bps	-45 bps
Tangible Common Equity to Tangible Assets (TCE) Ratio[1]	11.08%	10.67%	10.90%	23 bps	-18 bps
Tangible Book Value per Share[1]	$ 24.51	$ 25.89	$ 26.42	$ 0.53	$ 1.91
Asset Quality					
Net Loan Charge-offs	$ 2,006	$ 6,872	$ 1,624	-76.4%	-19.0%
Nonperforming Loans (NPLs)[4]	$ 81,038	$ 45,484	$ 44,632	-1.9%	-44.9%
Nonperforming Assets (NPAs)[4]	$ 81,038	$ 54,314	$ 53,462	-1.6%	-34.0%
NPLs/Total Loans	2.64%	1.38%	1.35%	-3 bps	-129 bps
NPAs/Total Assets	2.03%	1.29%	1.27%	-2 bps	-76 bps
Allowance for Loan Losses (ACL)/ Total Loans Held for Investment	1.56%	1.36%	1.32%	-4 bps	-24 bps

4Q25 Highlights

Net Income
$10.2 million - 132% increase YoY
Sustained profitability QoQ
Driven by loan growth and stabilized credit

Diluted EPS
$0.59 - 136% increase YoY

PTPP Income[1]
$13.4 million - 21% increase YoY

Loan and Deposit Growth
8.6% increase YoY

Net Interest Margin Expanded
2.99%

Strong TCE Ratio[1]
10.90%

Tangible Book Value per Share[1]
$26.42 - 8% increase YoY
Returned $25.3 million in capital in 2025

NPL Reduction
$0.9 million, or 2%, QoQ
$36.4 million, or 45%, YoY

(1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's Earnings Press Release; (2) Annualized; (3) QoQ changes are annualized; (4) 4Q24 NPAs and NPLs include $11.2 million in loans HFS sold in 1Q25

FY 2025 vs. FY 2024 | Strong Financial Performance in 2025

RBB BANCORP

($ in thousands, except per share data)	FY 2024	FY 2025	YoY
Earnings & Profitability			
Diluted EPS	$ 1.47	$ 1.83	$ 0.36
Net Interest Income	$ 99,364	$ 112,282	13.0%
Net Income	$ 26,665	$ 31,948	19.8%
PTPP Income[(1)]	$ 45,536	$ 52,492	15.3%
NIM	2.70%	2.95%	25 bps
Efficiency Ratio	60.30%	59.36%	-94 bps
Operating Expense (OpEx) Ratio	1.76%	1.88%	12 bps
Return on Average Assets	0.68%	0.78%	10 bps
Return on Tangible Common Equity[(1)]	6.09%	7.24%	115 bps

- Net income growth of $5.3 million, or 20%, driven by higher net interest income
- Diluted EPS up $0.36, or 25%, due to net income growth and impact of stock repurchase programs
- Net interest income increased 13% to $112.3 million driven by 5% average loan growth and 25 bps net interest margin expansion
- Effective tax rate of 24.2% for 2025 and 25.3% for 2024 resulting from effective tax planning strategies
- Improved efficiency ratio by 94 basis points
- OpEx ratio increased 12 bps, as higher operating costs drove balance sheet growth and increased top-line revenue
- 45% reduction in NPLs and 34% reduction in NPAs during 2025
- Returned $25.3 million to stockholders through quarterly dividends and stock repurchases; increased book value and tangible book value per share[(1)] 7.1% and 7.8% YoY

(1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's Earnings Press Release

Strategically Managed Balance Sheet

RBB BANCORP

($ in thousands, except per share data)	12/31/2024	3/31/2025	6/30/2025	9/30/2025	12/31/2025
Cash and Due From Banks	$ 258,345	$ 239,423	$ 192,452	$ 235,530	$ 212,917
Available for Sale (AFS) Securities	420,190	378,188	413,142	410,631	407,204
Held to Maturity (HTM) Securities	5,191	5,188	4,186	4,185	4,184
Loans Held for Sale (HFS)	11,250	655	-	756	2,067
Gross Loans HFI	3,053,230	3,143,063	3,234,695	3,302,577	3,314,301
Allowance for Loan Losses (ALL)	(47,729)	(51,932)	(51,014)	(44,892)	(43,888)
Net HFI loans	3,005,501	3,091,131	3,183,681	3,257,685	3,270,413
Other Assets	292,000	294,815	296,579	299,668	311,509
Total Assets	**$3,992,477**	**$4,009,400**	**$4,090,040**	**$4,208,455**	**$4,208,294**
Total Deposits	$3,083,789	$3,142,628	$3,188,231	$3,366,497	$3,350,398
Federal Home Loan Bank (FHLB) Advances	200,000	160,000	180,000	130,000	130,000
Long-term and Subordinated Debt	134,685	134,835	134,985	135,135	135,286
Other Liabilities	66,126	61,631	69,171	62,488	69,200
Total Liabilities	**$3,484,600**	**$3,499,094**	**$3,572,387**	**$3,694,120**	**$3,684,884**
Total Shareholders' Equity	**$ 507,877**	**$ 510,306**	**$ 517,653**	**$ 514,335**	**$ 523,410**
Book Value per Share	$ 28.66	$ 28.77	$ 29.25	$ 30.18	$ 30.69
Tangible Book Value per Share [1]	$ 24.51	$ 24.63	$ 25.11	$ 25.89	$ 26.42
Common Equity to Assets Ratio	12.72%	12.73%	12.66%	12.22%	12.44%
Tangible Common Equity Ratio [1]	11.08%	11.10%	11.07%	10.67%	10.90%
Loan to Deposit Ratio	99.0%	100.0%	101.5%	98.1%	98.9%



Loan to Deposit Ratio
100.0%
101.5%
98.1%
98.9%
$ in Millions
$3,143
$3,235
$3,188
$3,366
$3,350
3/31/2025
6/30/2025
9/30/2025
12/31/2025
Gross loans
Deposits
Loan to Deposit Ratio

- Net loans HFI increased $11.7 million QTD and $261.1 million, or 9%, YTD
- Loan production of $145.0 million for 4Q25 and $712.7 million YTD
- Loan sales of $24.9 million QTD and $74.0 million YTD
- Deposits decreased $16.1 million QTD and increased $266.6 million, or 9%, YTD
- Tangible book value per share[1] increased 2% QoQ and 8% YoY

(1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's Earnings Press Release.

Loan Portfolio Highlights

- Diversified loan portfolio at 12/31/25
  - SFR - Mainly non-qualified mortgage loans
  - CRE – Loans secured by commercial real estate, including multifamily and owner and non-owner occupied CRE
  - C&D – Construction and land development loans
  - C&I – Majority secured by assets
  - SBA - 7(a)program loans for business acquisition or working capital and 504 program loans
- 52% of total loans are fixed rate and 48% are variable rate [1]
- Fourth quarter 2025 activity included:
  - $145.0 million in production at an average rate of 6.38%
  - 4Q25 yield on loans HFI of 6.07%
  - $11.7 million in net HFI loan growth, or 1% annualized
  - Loan sales of $24.9 million

Loan Portfolio Composition as of 12/31/25



SFR
50%
CRE
39%
C&D
5%
C&I
4%
SBA
2%

Business Line ($ in thousands)	December 31, 2025	4Q25 Yield	September 30, 2025	3Q25 Yield
Single-family residential mortgages (SFR)	$ 1,655,382	5.49%	$ 1,650,989	5.48%
Commercial real estate (CRE)	1,303,019	6.32%	1,286,603	6.46%
Construction and land development (C&D)	155,464	8.24%	159,152	7.77%
Commercial and industrial (C&I)	140,061	7.27%	146,667	7.60%
Small Business Adminstration (SBA)	55,978	8.76%	54,033	9.07%
Other	4,397	6.14%	5,133	8.43%
Total Loans HFI	$ 3,314,301	6.07%	$ 3,302,577	6.12%
New Production	$ 144,966	6.38%	$ 187,788	6.70%

(1) Fixed rate loans include loans that have initial fixed rate terms prior to converting to variable rate loans at a future date occurring more than 2 years from December 31, 2025.

RBB BANCORP

CRE Loans

$1.30 billion


Single Family 3.1%
Other Owner Occupied 11.8%
Other Non-Owner Occupied 27.9%
Multifamily 57.2%

C&D Loans

$155.5 million


Land Development 2.3%
Residential Construction 33.3%
Commercial Construction 64.4%

CRE Loans at 12/31/25	($ in thousands)		%
Hotel/Motel	$	135,926	10.4%
Warehouse and Industrial		119,013	9.1%
Mixed Use		109,456	8.4%
Retail		94,716	7.3%
Office		31,752	2.4%
Other		26,260	2.1%
CRE Owner Occupied & Non-Owner Occupied		517,123	39.7%
Multifamily		745,270	57.2%
Single Family		40,626	3.1%
Total CRE Loans	$	1,303,019	100.0%

- CRE Office average loan-to-value (LTV) of 47%
  - Over 84% of office loans with LTV <65%
- CRE Office geographic distribution
  - 100% of properties located within the Company's primary service areas
- Multifamily average LTV of 57%
  - NY rent controlled of $50.1 million with 100% of loans with LTV <65%
- C&D average LTV of 60%
  - $127.5 million current and average LTV of 54%
  - $28.0 million on nonaccrual and average LTV of 87%

Business Line Profile: Residential Mortgage Portfolio

RBB BANCORP

Distribution by Geography



SoCal
NY
NorCal
IL
NJ
NV
Other
IL 3%
NV 1%
Other 1%
NJ 3%
NorCal 7%
SoCal 39%
NY 46%
$1.66 billion Residential Mortgage Loans

Distribution by LTV (1)



<50%
50.01%<55%
55.01% - 60%
60.01%-65%
65.01% - 70%
>70%
>70% 5%
65.01% - 70% 15%
<50% 31%
60.01%-65% 19%
50.01%<55% 11%
55.01% - 60% 19%
$497,214 Avg. loan size

Regional distribution

- 99% of properties located within the Company's primary service areas

LTV distribution

- Average weighted LTV 54%
- Over 95% of loans with LTV <70%

(1) LTVs are based on origination date

Business Line Profile: C&I | SBA

C&I Loans

$140.1 million



Shared Nat'l Credits 1.8%
Commercial Term 23.9%
Credit Lines 74.3%

SBA Loans

$56.0 million



Guaranteed 19.4%
Unguaranteed Secured by RE 34.4%
Unguaranteed 504 Loans (1) 34.7%
Unguaranteed Unsecured 11.5%

C&I and SBA Portfolio ($mm)



$50.7
$135.5
$56.0
$138.3
$54.0
$146.7
$56.0
$140.1
3/31/2025
6/30/2025
9/30/2025
12/31/2025
C&I Loans
SBA Loans

Unguaranteed SBA Loans Totaled $45.1 Million

By Business



Retail 4.8%
Gas Stations 4.0%
Other Real Estate 17.9%
Warehouse 28.3%
Hotel/Motels 45.0%

By Location



Arizona 2.4%
Other 2.4%
New York 4.2%
Nevada 5.0%
Texas 6.0%
Oregon 6.1%
Washington 7.1%
California 66.8%

(1) SBA 504 loans are unguaranteed loans secured by RE.

Asset Quality Metrics: Nonperforming Assets (NPAs) Declined

RBB BANCORP 泰佳商業金控



NPAs / Total Assets
$ in thousands
$81,038
$64,550
$60,987
$54,314
$53,462
$4,170
$4,170
$8,830
$8,830
2.03%
1.61%
1.49%
1.29%
1.27%
$81,038
$60,380
$56,817
$45,484
$44,632
12/31/2024
3/31/2025
6/30/2025
9/30/2025
12/31/2025
NPLs(1)
OREO
NPAs / Total Assets

NPAs	12/31/2025 #	12/31/2025 $	9/30/2025 #	9/30/2025 $	% Change
		($ in thousands)			
SFR	4	$ 2,144	5	$ 2,607	
CRE	3	8,157	3	8,548	
C&D	2	27,994	2	28,222	
C&I	2	5,116	1	4,709	
SBA	4	1,221	4	1,387	
Other loans	0	-	1	11	
Total NPLs	15	$ 44,632	16	$ 45,484	-2%
OREO	3	8,830	3	8,830	
Total NPAs	18	$ 53,462	19	$ 54,314	-2%

- Nonperforming assets decreased $0.9 million QoQ and $27.6 million, or 34%, YoY
- NPLs decreased $36.4 million, or 45%, YoY
- NPLs greater than $1 million total $40.7 million, or 91% of total NPLs, related to 4 relationships
- $8.8 million of OREO, consisting of two SFR and one CRE
    - Net exposure of $5.1 million after SBA guarantee

Nonperforming Loans By Region



TX
2.0%
Other
1.6%
IL
7.5%
NY
29.5%
CA
59.4%

1) 4Q24 NPLs include $11.2 million in loans HFS sold in 1Q25

Asset Quality Metrics : Improvement in All Loan Risk Categories



Special Mention & Substandard Loans
$ in thousands
$165,665
$140,651
$182,336
$126,229
$94,412
$100,336
$76,372
$91,019
$76,880
$75,175
$65,329
$64,279
$91,317
$49,349
$19,237
12/31/2024(1)
3/31/2025
6/30/2025
9/30/2025
12/31/2025
Special Mention
Substandard



Special Mention & Substandard Loans by Type
$ in thousands
$75,175
$2,623
$27,994
$19,829
$24,729
$19,237
$2,601
$3,387
$13,249
Special Mention
Substandard
CRE
C&I & SBA
C&D
Mortgage & Consumer



30-89 Days Delinquent Loans, excluding Nonperforming Loans
$ in thousands
$22,086
$13,900
$8,186
$5,927
$1,655
$4,272
$18,003
$10,455
$7,548
$6,533
$1,092
$5,441
$8,789
$2,329
$6,460
12/31/2024
3/31/2025
6/30/2025
9/30/2025
12/31/2025
SFR
Non-SFR

- Substandard loans decreased $1.7 million QoQ and $25.2 million, or 25%, YoY
- Substandard loans included $30.5 million on accrual status
- Special mention loans decreased $30.1 million QoQ and $46.1 million, or 71%, YoY
- All special mention loans are on accrual status

1) 4Q24 substandard loans include $11.2 million in loans HFS sold in 1Q25

Allowance for Credit Losses, Credit Provisions and Credit Metrics



Allowance for Loan Losses (ALL)
$ in Thousands
$47,729
$51,932
$51,014
$44,892
$43,888
1.56%
1.65%
1.58%
1.36%
1.32%
12/31/2024
3/31/2025
6/30/2025
9/30/2025
12/31/2025
ALL
ALL / HFI loans ratio



Provision for Credit Losses & Net Charge-offs
$ in Thousands
$6,000
$6,746
0.84%
0.42%
0.26%
0.35%
$6,872
0.20%
$2,387
$3,305
$2,006
$2,643
$625
$600
$1,624
4Q24
1Q25
2Q25
3Q25
4Q25
Provision for Credit Losses
Net Charge-offs
Net Charge-offs to Average Loans Ratio

- The allowance for loan losses (ALL) was $43.9 million, or 1.32% of loans HFI, at 12/31/25 compared to $44.9 million, or 1.36% of loans HFI, at 9/30/25
- Fourth quarter 2025 activity included:
  - Net loan growth
  - Net charge-offs of $1.6 million (included a substandard CRE loan paid off through a short sale of the underlying collateral); and
  - Positive changes in the economic forecast and credit quality metrics

Deposits

RBB BANCORP

Total Deposits at 12/31/25

$3.35 billion



Wholesale deposits 6.7%
DDA 15.7%
Savings, NOW & MMA 28.6%
Time deposits, $250,000 and under 23.6%
Time deposits, greater than $250,000 25.4%

Deposit Mix – QoQ Annualized



+8%
+6%
+22%
-2%
$3,084
$3,143
$3,188
$3,366
$3,350
$663
$147
$828
$883
$563
$721
$159
$871
$864
$528
$692
$184
$920
$848
$544
$722
$268
$954
$872
$550
$956
$226
$852
$790
$526
4Q24
1Q25
2Q25
3Q25
4Q25
Non-interest bearing
Time deposits, greater than $250,000
Savings, NOW & MMA
Time deposits, $250,000 and under
Wholesale

- Deposit growth of 9% YoY
- Spot rate for deposit costs of 2.90% at 12/31/25, down from 2.97% at 9/30/25
- Cash, investments and secured borrowing capacity totaled $2.1 billion at 12/31/25

Average Cost of Deposits by Type



406
377
366
363
351
454
417
402
398
385
273
267
265
265
265
335
313
305
303
296
IB Deposits
Time
Savings, NOW & MMA
Total Deposits
4Q24
1Q25
2Q25
3Q25
4Q25

Operating Expense & Efficiency


Noninterest Expense
$ in millions
$17.65
$18.52
$20.49
$18.68
$18.97
$2.46
$1.36
$1.50
$2.40
$9.93
$2.36
$1.52
$1.60
$2.41
$10.64
$2.42
$2.90
$1.71
$2.38
$11.08
$2.40
$1.45
$1.81
$2.43
$10.60
$2.45
$1.60
$1.75
$2.44
$10.73
4Q24
1Q25
2Q25(3)
3Q25
4Q25
Salaries and employee benefits
Occupancy and equipment
Data processing
Legal and professional
Other


Total Revenue & Efficiency Ratio
$ in millions
61.48%
65.09%
57.22%
57.36%
58.69%
$28.71
$28.46
$35.81
$32.57
$32.32
4Q24
1Q25
2Q25(3)
3Q25
4Q25
Total Revenue
Efficiency Ratio(1)


NIE / Avg Assets Ratio
$ in millions
1.76%
1.90%
2.05%
1.79%
1.80%
$17.65
$18.52
$20.49
$18.68
$18.97
4Q24
1Q25
2Q25(3)
3Q25
4Q25
Noninterest expense (NIE)
NIE / Avg Assets Ratio(2)

- 4Q25 noninterest expense of $19.0 million, increased $0.3 million vs. 3Q25 and $1.3 million vs. 4Q24
- Noninterest expense as a percentage of average assets totaled 1.80% in 4Q25 vs. 1.79% in 3Q25 and 1.76% in 4Q24 – increased expenses supported balance sheet growth and higher top-line revenue
- Efficiency ratio of 58.7% in 4Q25 vs. 57.4% in 3Q25 and 61.5% in 4Q24

(1) Ratio calculated by dividing noninterest expense by the sum of net interest income before provision for credit losses and noninterest income. (2) Annualized (3) 2Q25 includes noninterest income of $5.2 million Employee Retention Credit (ERC) and noninterest expense of $1.2 million related to the ERC received during the quarter.

Accumulation of Strong Company Capital Ratios


CET1 Capital Ratio
17.94%
17.87%
17.61%
17.28%
17.49%
6.50%
6.50%
6.50%
6.50%
6.50%
12/31/2024
3/31/2025
6/30/2025
9/30/2025
12/31/2025
CET1 Capital Ratio
Well Capitalized Level


Tangible Common Equity Ratio(1)
11.08%
11.10%
11.07%
10.67%
10.90%
12/31/24
3/31/25
6/30/25
9/30/2025
12/31/2025
Tangible Common Equity Ratio


Total Capital Ratio
24.49%
24.42%
24.00%
23.64%
23.83%
10.00%
10.00%
10.00%
10.00%
10.00%
12/31/2024
3/31/2025
6/30/2025
9/30/2025
12/31/2025
Total Capital Ratio
Well Capitalized Level


Leverage Ratio
11.92%
12.07%
12.04%
11.50%
11.60%
5.00%
5.00%
5.00%
5.00%
5.00%
12/31/2024
3/31/2025
6/30/2025
9/30/2025
12/31/2025
Leverage Ratio
Well Capitalized Level

- Returned $25.3 million to stockholders in FY 2025 through quarterly dividends and stock repurchases
- Increased book value and tangible book value per share 7.1% and 7.8% compared to FY 2024
- The Company's capital levels are higher than most peer banks
- Quarterly common stock dividend of $0.16 per share, equivalent to $0.64 per share annualized
- Return on average tangible common equity[1] of 9.05%, compared to 9.16% in the prior quarter
- Invested $14 million in the repurchase of 747 thousand, or 4.2%, of common shares in 2025

(1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's Earnings Press Release.

RBB BANCORP
皇佳商業金控

Appendix: Non-GAAP Reconciliations

Non-GAAP Reconciliation: Tangible Common Equity and Tangible Assets

RBB BANCORP 皇佳商業金控

Some of the financial measures included in this presentation are not measures of financial performance recognized by GAAP. These non-GAAP financial measures include "tangible common equity to tangible assets," "tangible book value per share," and "return on average tangible common equity." Our management uses these non-GAAP financial measures in its analysis of our performance and believes these are helpful to investors as an additional tool for further understanding our performance. The following table reconciles shareholders' equity (on a GAAP basis) to tangible common equity and total assets (on a GAAP basis) to tangible assets, calculates our tangible book value per share, and reconciles return on average tangible common equity to its most comparable GAAP measure:

($ in thousands)		12/31/2024		3/31/2025		6/30/2025		9/30/2025		12/31/2025
Tangible Common Equity:										
Total Shareholders' Equity	$	507,877	$	510,306	$	517,653	$	514,335	$	523,410
Adjustments										
Goodwill		(71,498)		(71,498)		(71,498)		(71,498)		(71,498)
Core Deposit Intangible		(2,011)		(1,839)		(1,667)		(1,495)		(1,338)
Tangible Common Equity	**$**	**434,368**	**$**	**436,969**	**$**	**444,488**	**$**	**441,342**	**$**	**450,574**
Tangible Assets:										
Total Assets - GAAP	$	3,992,477	$	4,009,400	$	4,090,040	$	4,208,455	$	4,208,294
Adjustments										
Goodwill		(71,498)		(71,498)		(71,498)		(71,498)		(71,498)
Core Deposit Intangible		(2,011)		(1,839)		(1,667)		(1,495)		(1,338)
Tangible Assets	**$**	**3,918,968**	**$**	**3,936,063**	**$**	**4,016,875**	**$**	**4,135,462**	**$**	**4,135,458**
Common Shares Outstanding		17,720,416		17,738,628		17,699,091		17,043,897		17,057,397
Tangible Common Equity to Tangible Assets Ratio		**11.08%**		**11.10%**		**11.07%**		**10.67%**		**10.90%**
Tangible Book Value Per Share	**$**	**24.51**	**$**	**24.63**	**$**	**25.11**	**$**	**25.89**	**$**	**26.42**
Average Tangible Common Equity:										
Average Shareholders' Equity	$	512,208	$	512,262	$	513,691	$	512,874	$	519,194
Adjustments										
Goodwill		(71,498)		(71,498)		(71,498)		(71,498)		(71,498)
Core Deposit Intangible		(2,129)		(1,951)		(1,780)		(1,608)		(1,440)
Average Tangible Common Equity	**$**	**438,581**	**$**	**438,813**	**$**	**440,413**	**$**	**439,768**	**$**	**446,256**
Net Income Available to Common Shareholders	$	4,385	$	2,290	$	9,333	$	10,148	$	10,177
Return on Average Tangible Common Equity		**3.98%**		**2.12%**		**8.50%**		**9.16%**		**9.05%**

Non-GAAP Reconciliation: Pre-Tax Pre-Provision Income

Some of the financial measures included in this presentation are not measures of financial performance recognized by GAAP. These non-GAAP financial measures include "pre-tax pre-provision income." Our management uses these non-GAAP financial measures in its analysis of our performance and believes these are helpful to investors as an additional tool for further understanding our performance. Pre-tax pre-provision income is calculated by subtracting noninterest expense from the sum of net interest income and noninterest income, as shown in the following table:

	Quarter to Date			Year to Date	
($ in thousands)	**4Q24**	**3Q25**	**4Q25**	**4Q24**	**4Q25**
Pre-Tax Pre-Provision Income:					
Net Interest Income	$ 25,977	$ 29,277	$ 29,508	$ 99,364	$ 112,282
Noninterest Income	2,729	3,293	2,807	15,335	16,873
Noninterest Expense	(17,649)	(18,683)	(18,965)	(69,163)	(76,663)
Pre-Tax Pre-Provision Income	**$ 11,057**	**$ 13,887**	**$ 13,350**	**$ 45,536**	**$ 52,492**